Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Paul Ciullo, certify that:

1.	I have reviewed this amendment no. 1 to this annual report on Form 10-K of Digi Power X Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	/s/ Paul Ciullo
Paul Ciullo

Chief Financial Officer